UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  March 27, 2015

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street, Suite 3000 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On March 31, 2015, SEP Holdings IV, LLC (“Buyer”), a wholly-owned subsidiary of Sanchez Production Partners LP (the “Partnership”), and the Partnership entered into that certain Purchase and Sale Agreement (the “Purchase Agreement”) with SEP Holdings III, LLC (“Seller”), a wholly-owned subsidiary of Sanchez Energy Corporation, to purchase oil and gas properties for total consideration of $85.0 million.  After $1.4 million in normal and customary closing adjustments, consideration paid at closing consisted of $81.6 million cash paid to the Seller by the Buyer and 1,052,632 Common Units of the Partnership issued to the Seller with an aggregate consideration value of $2,000,000 (the “Common Units”).  Components of the acquisition include:

•	working interests in 59 wellbores located in the Palmetto Field in Gonzales, Texas;
•	the initial working interest effective as of January 1, 2015 is 18.2% and increases to 47.% on January 1, 2019 for the remaining life of the wellbores;
•	average production of 1,000 BOE/D net to the Partnership’s interest is expected over the period 2015 through 2019; and
•	initially estimated proved reserves of 5.2 MMBoe, 100% of which are proved developed producing, and of which 84% are oil and natural gas liquids and 16% are natural gas.

While the Partnership believes that the anticipated reserve and production estimates and its assumptions underlying these estimates are reasonable based upon its evaluation of information provided in connection with the acquisition, actual reserve and production information will be dependent on numerous factors, including, but not limited to, well performance and realized commodity prices.  The proved reserve estimates were prepared by the Seller’s reserve engineers and are based on benchmark prices and certain future cost variability.  Any such estimates are inherently uncertain and are subject to significant business, economic, regulatory, environmental and competitive risks and uncertainties that could cause actual results to differ materially from those that the Partnership anticipates, as described further below.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Seller Registration Rights Agreement

In connection with the Purchase Agreement, on March 31, 2015, the Partnership entered into a Registration Rights Agreement (the “Seller Registration Rights Agreement”) with the Seller pursuant to which the Partnership granted to the Seller certain registration rights related to the Common Unit consideration thereunder (the “Registrable Securities”). Under the Seller Registration Rights Agreement, the Partnership granted the Seller demand registration rights with respect to the preparation and filing with the Securities and Exchange Commission (“SEC”) of one or more registration statements for the purpose of registering the resale of the Registrable Securities.

The Partnership also agreed, among other things, to indemnify and hold harmless the Seller and its controlling persons and their respective officers, directors, members, partners, agents, brokers, investment advisors and employees from and against all losses of the Seller incident to the Partnership’s obligations under the Seller Registration Rights Agreement, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Seller has agreed to indemnify and hold harmless the Partnership and its controlling persons and their respective directors, officers, agents and employees from and against all losses that may be based upon written information furnished by the Seller to the Partnership for inclusion in a registration statement pursuant to the Seller Registration Rights Agreement or the Seller’s improper use of a prospectus, including certain liabilities under the Securities Act.

The foregoing description of the Seller Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Credit Agreement

A description of the Credit Agreement is included in Item 2.03 below and incorporated herein by reference.

Class A Preferred Unit Purchase Agreement

A description of the Preferred Unit Purchase Agreement is included in Item 3.02 below and incorporated herein by reference.

Class A Preferred Unit Registration Rights Agreement

On March 31, 2015, the Partnership entered into a Registration Rights Agreement (the “Class A Preferred Registration Rights Agreement”) with the Purchasers (defined below in Item 3.02) relating to the registered resale of Common Units of the Partnership issuable upon conversion of the Class A Preferred Units (described below in Item 3.02).  Pursuant to the Class A Preferred Registration Rights Agreement, with respect to Common Units issuable upon conversion of the Class A Preferred Units, the Partnership has agreed to (i) prepare and file a registration statement under the Securities Act (the “Common Unit Registration Statement”) within 120 days following the closing date and (ii) cause the Common Unit Registration Statement to be declared effective no later than 180 days after the initial filing thereof.

If the Common Unit Registration Statement is not declared effective prior to such date as any Class A Preferred Units convert into Common Units pursuant to the Partnership Agreement Amendment (as defined below in Item 5.03) (the “Target Effective Date”), the Partnership will pay liquidated damages to each holder of converted Common Units at the rate of 0.25% of the Liquidated Damages Multiplier (as defined in the Class A Preferred Registration Rights Agreement) per 30 day period, that shall accrue daily, for the first 60 days following such Target Effective Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30 day period, that shall accrue daily, for each subsequent 60 days (i.e., 0.5% for 61-120 days, 0.75% for 121-180 days and 1.0% thereafter), up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30 day period.

In certain circumstances, the Purchasers will have piggyback registration rights as described in the Class A Preferred Registration Rights Agreement.

The foregoing description of the Class A Preferred Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

On March 31, 2015, the Buyer closed the acquisition contemplated by the Purchase Agreement described in Item 1.01 above, which description is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

On March 31, 2015, the Partnership, as borrower, entered into a Third Amended and Restated Credit Agreement with Royal Bank of Canada, as administrative agent and collateral agent and the lenders party thereto (the “Credit Agreement”), providing for a reserve-based credit facility with a maximum commitment of $500,000,000 and a maturity date of March 31, 2020.

Borrowings under the Credit Agreement are secured by various mortgages of oil and natural gas properties that the Partnership and certain of its subsidiaries own as well as various security and pledge agreements among the Partnership and certain of its subsidiaries and the administrative agent.

The amount available for borrowing at any one time under the Credit Agreement is limited to the borrowing base for the Partnership’s oil and natural gas properties. Borrowings under the Credit Agreement are available for acquisition, exploration, operation, maintenance and development of oil and natural gas properties, payment of expenses incurred in connection with the Credit Agreement, working capital and general business purposes. The Credit Agreement has a sub-limit of $15.0 million which may be used for the issuance of letters of credit. The current borrowing base is $110.0 million.

At the Partnership’s election, interest for borrowings under the Credit Agreement are determined by reference to (i) the London interbank rate, or LIBOR, plus an applicable margin between 1.75% and 2.75% per annum based on utilization or (ii) a domestic bank rate (“ABR”) plus an applicable margin between 0.75% and 1.75% per annum based on utilization plus (iii) a commitment fee between 0.375% and 0.500% per annum based on the unutilized borrowing base. Interest on the borrowings for ABR loans and the commitment fee are generally payable quarterly. Interest on the borrowings for LIBOR loans are generally payable at the applicable maturity date.

The Credit Agreement contains various covenants that limit, among other things, the Partnership’s ability and certain of its subsidiaries’ ability to incur certain indebtedness, grant certain liens, merge or consolidate, sell all or substantially all of the Partnership’s assets, make certain loans, acquisitions, capital expenditures and investments, and pay distributions.

In addition, the Partnership is required to maintain the following financial covenants:

•

a ratio of Total Net Debt (defined as Debt (generally, indebtedness permitted to be incurred by us under the Credit Agreement) less Available Cash (generally, cash, cash equivalents, and cash reserves of the Partnership)) to Adjusted EBITDA (generally, for any period, the sum of consolidated net income for such period plus (minus) the following expenses or charges to the extent deducted from consolidated net income in such period: interest expense, depreciation, depletion, amortization, write-off of deferred financing fees, impairment of long-lived assets, (gain) loss on sale of assets, (gain) loss from equity investment, accretion of asset retirement obligation, unrealized (gain) loss on derivatives and realized (gain) loss on cancelled derivatives, and other similar charges) of not more than 4.0 to 1.0; and

•

consolidated current assets, including the unused amount of the borrowing base availability but excluding current non-cash assets, to consolidated current liabilities, excluding non-cash liabilities and current maturities of debt (to the extent such payments are not past due), of not less than 1.0 to 1.0.

The Credit Agreement also includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties when made or when deemed made, violation of covenants, cross-defaults, bankruptcy and insolvency events, certain unsatisfied judgments, loan documents not being valid and a change in control. A change in control is generally defined as the occurrence of one of the following events:  (i) the Partnership’s existing general partner (the “General Partner”) ceases to be the sole general partner of the Partnership or (ii) certain specified persons shall cease to own more than 50% of the equity interests of the General Partner or shall cease to control such General Partner. If an event of default occurs, the lenders will be able to accelerate the maturity of the Credit Agreement and exercise other rights and remedies.

The Credit Agreement limits the Partnership’s ability to pay distributions to unitholders. The Partnership has the ability to pay distributions to unitholders from available cash, including cash from borrowings under the Credit Agreement, as long as no event of default exists and provided that no distributions to unitholders may be made if the borrowings outstanding, net of available cash, under the Credit Agreement exceed 90% of the borrowing base, after giving effect to the proposed distribution. The Partnership’s available cash is reduced by any cash reserves established by the board of directors of the General Partner for the proper conduct of the Partnership’s business and the payment of fees and expenses.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference

Item 3.02Unregistered Sales of Equity Securities.

Issuance of Common Equity

The information set forth under Item 1.01 above with respect to the issuance of the Common Units pursuant to the terms of the Purchase Agreement is incorporated herein by reference, to the extent applicable. The private placement of the Common Units pursuant to the Purchase Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.

Issuance of Class A Preferred Units

On March 31, 2015, the Partnership entered into a Class A Preferred Unit Purchase Agreement (the “Preferred Unit Purchase Agreement”) with the purchasers named on Schedule A thereto (collectively, the “Purchasers”), pursuant to which the Partnership sold, and the Purchasers purchased, 10,625,000 of the Partnership’s newly created Class A Preferred Units (the “Class A Preferred Units”) in a privately negotiated transaction (the “Private Placement”) for an aggregate cash purchase price of $1.60 per Class A Preferred Unit resulting in gross proceeds to the Partnership of $17,000,000.  The Partnership used the net proceeds to pay a portion of the consideration under the Purchase Agreement.

The issuance of the Class A Preferred Units pursuant to the Preferred Unit Purchase Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. The Preferred Unit Purchase Agreement contains customary representations and warranties by the Partnership and the Purchasers, and the parties have agreed to indemnify each other for losses resulting from the other party’s breach of any representations, warranties or covenants.

The foregoing description of the Preferred Unit Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2015, the board of directors of the General Partner elected Gerald F. Willinger as Interim Chief Executive Officer of the General Partner, effective as of April 1, 2015.

Mr. Willinger, 47, has been a member of the board of directors of the General Partner since March 2, 2015 and the board of managers of the Partnership’s predecessor-in-interest since August 2013.  Mr. Willinger is currently a Managing Partner of Sanchez Capital Advisors, LLC and Manager and Co-founder of Sanchez Resources, LLC, an oil and gas company, since February 2010.  Mr. Willinger currently serves as a Director of Sanchez Resources.  From 1998 to 2000, Mr. Willinger was an investment banker with Goldman, Sachs & Co. Mr. Willinger served in various private equity investment management roles at MidOcean Partners, LLC and its predecessor entity, DB Capital Partners, LLC, from 2000 to 2003 and at the Cypress Group, LLC from 2003 to 2006.  Prior to joining Sanchez Capital Advisors, LLC, Mr. Willinger was a Senior Analyst for Silver Point Capital, LLC, a credit-opportunity fund, from 2006 to 2009.

Neither the Partnership nor the General Partner has agreed to provide any compensation to Mr. Willinger for his service as Interim Chief Executive Officer, and none of his compensation is allocated to the Partnership for reimbursement under the Partnership’s Amended and Restated Shared Services Agreement, dated March 6, 2015 with SP Holdings, LLC.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2015, in connection with the Private Placement, the Partnership entered into Amendment No. 1 to the Agreement of Limited Partnership of the Partnership (the “Partnership Agreement Amendment”) to set forth the terms of the Class A Preferred Units.

Distributions

Under the terms of the Partnership Agreement Amendment, commencing with the quarter ending on June 30, 2015, the Class A Preferred Units will receive a quarterly distribution (the “Class A Preferred Distribution”) of $0.04 per quarter through March 31, 2016, $0.046 per quarter from April 1, 2016 through March 31, 2017 and $0.05 per quarter commencing April 1, 2017 (the “Class A Distribution Amount”).  The Class A Distribution Amount is paid on or about the last day of each of February, May, August and November after the end of each Quarter. For the quarter ending June 30, 2015, through the quarter ending June 30, 2016, the Class A Distribution Amount is to be paid in paid-in-kind units (the “PIK Units”).  For the quarters from and after September 30, 2016, the Class A Distribution Amount may be paid in cash, in PIK Units or in a combination thereof, as determined by the board of directors of the General Partner in its sole discretion, but shall be paid in PIK Units absent an affirmative determination otherwise by the board of directors

Voting

Except in connection with an amendment to the terms of the Class A Preferred Units, the holders of Class A Preferred Units have no voting rights.

Conversion

Each Class A Preferred Unit will automatically convert at the Conversion Rate on the earlier of March 31, 2018 and the closing date for a firm commitment underwritten public offering by the Partnership that results in gross proceeds of not less than $75,000,000, subject to certain exceptions specified in the Partnership Agreement Amendment.  The “Conversion Rate” is equal to the aggregate purchase price for the Class A Preferred Units plus accrued and unpaid distributions thereon, divided by the lesser of the purchase price for the Class A Preferred Units and the lowest price for which the Partnership issues Common Units (other than in connection with an at-the-market offering or the Partnership’s Long-Term Incentive Plan).  Each of the holders of Class A Preferred Units have the right, from and after March 31, 2016 at the option of such holder, to request conversion in whole or in part of its Class A Preferred Units.  The Partnership has the right to cause all, but not less than all, of the Class A Preferred Units to convert into Common Units at any time beginning March 31, 2016.

The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 3.1 hereto and incorporated herein by reference

Item 8.01Other Events.

On March 31, 2015, the Partnership issued a press release regarding certain of the matters described in this Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, including Exhibit 99.1 incorporated by reference herein, contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

The forward-looking statements contained herein are largely based on the Partnership’s expectations, which reflect estimates and assumptions made by the management of the General Partner.  These estimates and assumptions reflect management’s best judgment based on currently known market conditions and other factors. Although the Partnership believes that such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Partnership’s control.  In addition, management’s assumptions about future events may prove to be inaccurate.  Management cautions all readers that the forward-looking statements contained herein are not guarantees of future performance, and the Partnership cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur.  Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in the Partnership’s filings with the Securities and Exchange Commission and elsewhere in those filings.  All forward-looking statements speak only as of the date of this report.  The Partnership does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Partnership intends to file the unaudited consolidated financial statements of the Partnership as required by this Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)Pro Forma Financial Information.

The Partnership intends to file pro forma financial information as required by this Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

1

Exhibit Number		Description

2.1		Purchase and Sale Agreement, dated as of March 31, 2015, between SEP Holdings III, LLC, Sanchez Production Partners LP and SEP Holdings IV, LLC*
3.1		Amendment No. 1 to the Agreement of Limited Partnership of Sanchez Production Partners LP, dated as of March 31, 2015
4.1		Registration Rights Agreement, dated as of March 31, 2015, between SEP Holdings III, LLC and Sanchez Production Partners LP
4.2		Registration Rights Agreement, dated as of March 31, 2015, between Sanchez Production Partners LP and the purchasers named therein
10.1

Third Amended and Restated Credit Agreement, dated as of March 31, 2015, among Sanchez Production Partners LP, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto

10.2		Class A Preferred Unit Purchase Agreement, dated as of March 31, 2015, between Sanchez Production Partners LP and the purchasers named therein
99.1		Press Release dated March 31, 2015

*  The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are in the table of contents of the Purchase and Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP By: Sanchez Production Partners GP LLC, its general partner

Date: April 1, 2015	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

1

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated as of March 31, 2015, between SEP Holdings III, LLC, Sanchez Production Partners LP and SEP Holdings IV, LLC*
3.1	Amendment No. 1 to the Agreement of Limited Partnership of Sanchez Production Partners LP, dated as of March 31, 2015
4.1	Registration Rights Agreement, dated as of March 31, 2015, between SEP Holdings III, LLC and Sanchez Production Partners LP
4.2	Registration Rights Agreement, dated as of March 31, 2015, between Sanchez Production Partners LP and the purchasers named therein
10.1

Third Amended and Restated Credit Agreement, dated as of March 31, 2015, among Sanchez Production Partners LP, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto

10.2	Class A Preferred Unit Purchase Agreement, dated as of March 31, 2015, between Sanchez Production Partners LP and the purchasers named therein
99.1	Press Release dated March 31, 2015

*  The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are in the table of contents of the Purchase and Sale Agreement.